  Exhibit 10.1

FOURTH AMENDMENT TO THE SETTLEMENT AGREEMENT

This Fourth Amendment to the Settlement Agreement (this “Fourth Amendment”), dated as of March 19, 2019, is by and between Lazarus Energy, LLC, a Delaware limited liability company (“Lazarus”); Blue Dolphin Energy Company, a Delaware corporation (“BDEC”); Lazarus Energy Holdings, LLC, a Delaware limited liability company (“LEH”); Nixon Product Storage, LLC, a Delaware limited liability company (“Nixon”); Carroll & Company Financial Holdings, L.P. (“C&C”); Jonathan Carroll (“Carroll” and, together with Lazarus, BDEC, LEH, Nixon, and C&C the “Lazarus Parties”); and GEL Tex Marketing, LLC, a Delaware limited liability company (“GEL Tex”) (each, a “Party” and, collectively, the “Parties”).

RECITALS

WHEREAS, on July 20, 2018, the Parties executed the Settlement Agreement1 in order to provide for a settlement between the Lazarus Parties and GEL Tex regarding the Final Award that resolves the Arbitration and the District Court Action contingent upon the Lazarus Parties obtaining the Settlement Financing to fund a settlement in accordance with the terms of the Settlement Agreement;

WHEREAS, paragraph 15(d) of the Settlement Agreement requires the Lazarus Parties to achieve certain milestones in connection with obtaining the Settlement Financing;

WHEREAS, paragraph 17(a) of the Settlement Agreement provides that the Settlement Agreement shall terminate automatically on December 31, 2018 unless otherwise extended in writing by GEL Tex;

WHEREAS, on October 17, 2018, the Parties executed the First Amendment to the Settlement Agreement (the “First Amendment”) to amend the Settlement Agreement;

WHEREAS, on November 15, 2018, the Parties executed the Second Amendment to the Settlement Agreement (the “Second Amendment”) to further amend the Settlement Agreement;

WHEREAS, on December 19, 2018, the Parties executed the Third Amendment to the Settlement Agreement (the “Third Amendment”) to further amend the Settlement Agreement;

WHEREAS, in order to facilitate the Lazarus Parties’ ongoing negotiations to obtain the Settlement Financing, GEL Tex and the Lazarus Parties hereby agree to further amend the Settlement Agreement;

NOW, THEREFORE, in consideration of the foregoing and the mutual covenant and agreements set forth in the Settlement Agreement and this Fourth Amendment, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, agree as follows:

AGREEMENT

1. Paragraph 15(d)(i) of the Settlement Agreement shall be further amended and replaced in its entirety and shall now state:

Provide GEL Tex with a copy of the United States Department of Agriculture’s or a bona fide third-party lender’s Commitment of the Settlement Financing by no later than June 13, 2019, unless otherwise extended in writing by GEL Tex;

2. Paragraph 15(d)(ii) of the Settlement Agreement shall be amended and replaced in its entirety and shall now state:

Provide GEL Tex with copies of the fully executed loan documents for the Settlement Financing by no later than July 15, 2019, unless otherwise extended in writing by GEL Tex;

3. Paragraph 17(a) of the Settlement Agreement shall be amended and replaced in its entirety and shall now state:

July 31, 2019, unless otherwise extended in writing by GEL Tex, if the Settlement Payment Date has not occurred on or before such date; or

4. Notwithstanding anything in this Fourth Amendment, during the Interim Period, the Lazarus Parties shall continue to pay GEL Tex the Interim Payments on the last business day of each calendar month.

5. GEL Tex and the Lazarus Parties agree that this Fourth Amendment may be executed in separate parts delivered by electronic means that, taken together, will be deemed to be one instrument. GEL Tex and each Lazarus Party represent and warrant that this Fourth Amendment has been approved and authorized by all necessary action and the execution hereof does not violate any agreement to which it is a party.

6. Except as set forth in this Fourth Amendment, the Settlement Agreement, the First Amendment, the Second Amendment, and the Third Amendment are unaffected and shall continue in full force and effect in accordance with their terms. If there is a conflict between this Fourth Amendment, the Third Amendment, the Second Amendment, the First Amendment, and the Settlement Agreement, the terms of this Fourth Amendment will prevail.

[Signature Pages Follow]
1 All capitalized terms used but not otherwise defined in this Fourth Amendment shall have the meanings given to such terms in the Settlement Agreement.

IN WITNESS WHEREOF, the undersigned have caused this Fourth Amendment to the Settlement Agreement to be duly executed and delivered as of the date first set forth above.

GEL TEX MARKETING, LLC

By:	/s/ ROBERT V. DEERE
Name:	Robert V. Deere
Title:	Chief Financial Officer

LAZARUS ENERGY, LLC

By:	/s/ JONATHAN CARROLL
Name:	Jonathan Carroll
Title:	President

BLUE DOLPHIN ENERGY COMPANY

By:	/s/ JONATHAN CARROLL
Name:	Jonathan Carroll
Title:	President

LAZARUS ENERGY HOLDINGS, LLC

By:	/s/ JONATHAN CARROLL
Name:	Jonathan Carroll
Title:	President

NIXON PRODUCT STORAGE, LLC

By:	/s/ JONATHAN CARROLL
Name:	Jonathan Carroll
Title:	President

CARROLL & COMPANY FINANCIAL HOLDINGS, L.P.

By:	/s/ JONATHAN CARROLL
Name:	Jonathan Carroll
Title:	President

By:	/s/ JONATHAN CARROLL
Jonathan Carroll